UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Cal-Maine Foods, Inc.

(Name of Registrant as Specified In Its Charter)

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Notice of
Annual Meeting
and
Proxy Statement

2012

TO THE SHAREHOLDERS:

The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209, at 10:00 a.m. (Local Time), on Friday, October 5, 2012, for the following purposes:

1.	To elect six directors from among the nominees described in this proxy statement to serve for the ensuing year;

2.	To approve the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan;

3.	To ratify the selection of Frost, PLLC as our independent auditors for fiscal year 2013; and

4.	To consider such other matters as may properly come before the Annual Meeting or any adjournments thereof.

August 17, 2012, has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

FOR THE BOARD OF DIRECTORS

TIMOTHY A. DAWSON SECRETARY

DATED: September 6, 2012

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

CAL-MAINE FOODS, INC.
3320 Woodrow Wilson Drive
Jackson, Mississippi 39209

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD OCTOBER 5, 2012

The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. (the “Company”) to be held on October 5, 2012, at 10:00 a.m., local time, at our headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209. A copy of our Annual Report to Shareholders for the fiscal year ended June 2, 2012, accompanies this proxy statement. Our telephone number is (601) 948-6813. The terms “we,” “us” and “our” used in this proxy statement mean the Company.

GENERAL MATTERS

Additional copies of the Annual Report on Form 10-K (not including exhibits), Notice of Annual Meeting, proxy statement and proxy card will be furnished without charge to any shareholder upon written request to: Cal-Maine Foods, Inc., ATTN: Timothy A. Dawson, Secretary, Post Office Box 2960, Jackson, Mississippi 39207. Exhibits to the Annual Report on Form 10-K may be furnished to shareholders upon the payment of an amount equal to the reasonable expenses incurred by us in furnishing such exhibits. A list of the shareholders of record as of the record date will be available for inspection at the above address for 10 days preceding the date of the Annual Meeting.

Certain shareholders sharing an address may have received only one copy of this proxy statement and the Annual Report on Form 10-K. The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statements and the Annual Report to a shareholder at a shared address to which only a single copy of such documents were delivered. Separate copies may be requested by contacting your broker, bank or other holder of record or by contacting the Company at the following address: Cal-Maine Foods, Inc., ATTN: Timothy A. Dawson, Secretary, Post Office Box 2960, Jackson, Mississippi 39207.

If you want to receive separate copies of the Company’s Annual Report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you can make these requests through the following sources:

Shareholders of record should contact the Company’s Corporate Secretary in writing or by telephone at Cal-Maine Foods, Inc., ATTN: Timothy A. Dawson, Secretary, Post Office Box 2960, Jackson, Mississippi 39207, telephone number (601) 948-6813.

Shareholders who are beneficial owners should contact their bank, broker or other nominee record holder.

Our Board of Directors is soliciting the enclosed proxy. The proxy may be revoked by a shareholder at any time before it is voted by filing with our Secretary a written revocation of such proxy or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

All expenses incurred in connection with the solicitation of proxies will be paid by us. In addition to the solicitations of proxies by mail, our directors, officers, and regular employees may solicit proxies in person or by telephone. We will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals. No proxies will be solicited via the Internet or web site posting.

VOTING SHARES

This proxy statement, the enclosed form of proxy and the other accompanying materials are first being mailed to shareholders on or about September 6, 2012. Shareholders of record at the close of business on August 17, 2012, are eligible to vote at the Annual Meeting in person or by proxy. As of the record date, 21,521,291 shares of our common stock were outstanding, and 2,400,000 shares of our Class A common stock were outstanding.

Each share of common stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A common stock is entitled to 10 votes on each such matter. The holders in person or by proxy of shares of our common stock and/or Class A common stock representing a majority of the voting interest of all such shares will constitute a quorum for purposes of the 2012 Annual Meeting of Shareholders. If a quorum is not present in person or by proxy, the holders of shares representing a majority of the voting interest of all such shares present may adjourn the meeting from time to time, until a quorum is present, and at any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

If you hold your shares in “street name,” you will receive instructions from your brokers or other nominees describing how to vote your shares. If you do not instruct your brokers or nominees how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange. For Item No. 3 (Ratification of Appointment of Independent Auditors) to be voted on at the Annual Meeting, brokers and other nominees will have discretionary authority in the absence of timely instructions from you.

There are also non-discretionary matters for which brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. For Item No. 1 (Election of Directors) and Item No. 2 (Approval of Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan) to be voted on at the Annual Meeting, you must provide timely instructions on how the broker or other nominee should vote your shares. When a broker or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions to the broker or other nominee on how that broker or nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

Abstentions occur when shareholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the shareholders are voting.

Election of Directors. Both the shares of common stock and the shares of Class A common stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee. Under Delaware law, votes that are withheld from a director’s election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. Broker non-votes will not be taken into account in determining the outcome of the election. The election of directors requires a plurality of the votes cast.

Other Matters. The required vote to approve any matter other than the election of directors (Item No. 1) is the affirmative vote by the holders of a majority of the total votes represented by the total number of shares of common stock and Class A common stock.

Item No. 2. With respect to Item No. 2, the approval of the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan, an abstention is treated as entitled to vote and, therefore, has the same effect as voting “against” the proposal. For purposes of Item No. 2, broker non-votes are not treated as entitled to vote and, therefore, are not counted for purposes of determining whether a majority has been achieved.

Item No. 3. With respect to Item No. 3, the ratification of appointment of independent auditors, an abstention is treated as entitled to vote and, therefore, has the same effect as voting “against” the proposal.

Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the person or persons named in the proxy will vote:

■	for the election of the six nominees named in this proxy statement to serve as directors of the Company;
■	to approve the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan;
■	for the ratification of our appointment of Frost, PLLC as independent auditors of the Company; and
■	in their discretion with respect to such other business as may come before the Annual Meeting.

While we are not soliciting proxies by internet, the following proxy materials are being made available free of charge at our website, www.calmainefoods.com:

●	The Notice of Annual Meeting and Proxy Statement for the 2012 Annual Meeting of Shareholders
●	The 2011 Annual Report on Form 10-K
●	The form of proxy card being distributed to stockholders in connection with the 2012 Annual Meeting of Shareholders

In accordance with our bylaws and Delaware law, the Company will appoint two inspectors of election. The inspectors will take charge of and will count the votes and ballots cast at the Annual Meeting and will make a written report on their determination. We encourage you to read this entire document carefully.

OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as to the beneficial ownership of our common stock and Class A common stock as of July 20, 2012, by:

●	each person known by us to beneficially own more than 5% of the class outstanding, and
●
each director, each nominee to serve as a director of the Company, each executive officer named in the Summary Compensation Table (see “Compensation Tables”) and by all directors and executive officers as a group.

Name of Beneficial Owner (2)	Common Stock and Class A Common Stock				Percentage of Total Voting Power (3)
	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding
	Common	Class A	Common	Class A
Fred R. Adams, Jr. (4)	6,265,463	1,795,976	29.1%	74.8%	53.2%
Adolphus B. Baker (5)	422,171	604,024	2.0%	25.2%	14.2%
Timothy A. Dawson (6)	7,858	-0-	*	-0-	*
Charles J. Hardin (7)	19,206	-0-	*	-0-	*
Letitia C. Hughes (8)	10,800	-0-	*	-0-	*
James Hull (9)	2,337	-0-	*	-0-	*
James E. Poole (10)	100	-0-	*	-0-	*
Sherman Miller (11)	2,323	-0-	*	-0-	*
Steve W. Sanders (12)	-0-	-0-	-0-	-0-	-0-
Royce & Associates, LLC (13)	2,687,168	-0-	12.5%	-0-	5.9%
NFJ Investment Group LLC (14)	1,521,012	-0-	7.1%	-0-	3.3%
Cal-Maine Foods, Inc. KSOP	1,441,071	-0-	6.7%	-0-	3.2%
Artisan Partners Holdings LP (15)	1,241,634	-0-	5.8%	-0-	2.7%
All directors and executive officers as a group (12 persons) (16)(17)	6,784,523	2,400,000	31.5%	100%	67.6%
___________________

* Less than 1%

(1)
The information as to beneficial ownership is based on information known to us or statements furnished to us by the beneficial owners. As used in this table, “beneficial ownership” means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date, such as under our stock option plans.

(2)
The address of the Cal-Maine Foods, Inc. KSOP (“KSOP”) and each officer and director, except James E. Poole, Letitia C. Hughes and Steve Sanders, is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (P. O. Box 2960), Jackson, Mississippi 39207. Mr. Poole’s address is P. O. Box 5167, Jackson, Mississippi 39296; Ms. Hughes’ address is P. O. Box 291, Jackson, Mississippi 39205; Mr. Sanders’ address is 2 Oakleigh Place, Jackson, Mississippi 39211.

(3)	Percent of total voting power is based on the total votes to which the common stock (one vote per share) and Class A common stock (ten votes per share) are entitled.

(4)
Mr. Adams is our Chairman Emeritus. Includes 417,917 shares of common stock accumulated under the KSOP and 778,173 shares of common stock owned by Mr. Adams’ spouse separately and as to which Mr. Adams disclaims beneficial ownership.

(5)
Mr. Baker is Chairman of the Board, a director and a director nominee, and is our President and Chief Executive Officer. Includes 143,356 shares of common stock owned by Mr. Baker’s spouse separately as to which Mr. Baker disclaims any beneficial ownership, 71,263 shares of common stock accumulated under the KSOP and 7,000 shares of common stock subject to vested options.

(6)
Mr. Dawson is a director and a director nominee, and is our Vice President – Chief Financial Officer and Secretary. Includes 1,858 shares of common stock accumulated under the KSOP and 6,000 shares of common stock subject to vested options.

(7)	Mr. Hardin is our Vice President-Sales. Includes 14,706 shares of common stock accumulated under the KSOP.

(8)	Ms. Hughes is a director and a director nominee.

(9)	Mr. Hull is our Vice President-Egg Products Division. Includes 938 shares of common stock accumulated under the KSOP.

(10)	Mr. Poole is a director and a director nominee. Includes 100 shares of common stock owned through Mr. Poole’s individual retirement account.

(11)
Mr. Miller is a director and a director nominee and is our Vice President and Chief Operating Officer. Includes 1,646 shares of common stock accumulated under the KSOP and 677 shares of common stock accumulated under the KSOP by Mr. Miller’s spouse separately and as to which Mr. Miller disclaims beneficial ownership.

(12)	Mr. Sanders is a director and a director nominee.

(13)
This information is based solely on a Schedule 13G/A filed with the SEC on January 9, 2012, by Royce & Associates, LLC (“Royce”). The Schedule 13G/A reports that Royce has sole voting and sole dispositive power with respect to such shares of common stock. Royce’s address is 745 Fifth Avenue, New York, NY 10151.

(14)
This information is based solely on a Schedule 13G/A filed with the SEC on February 13, 2012, by Allianz Global Investors Capital LLC (“Allianz”) and NFJ Investment Group LLC (“NFJ”). The Schedule 13G/A reports that both named persons have beneficial ownership of the shares listed but that NFJ has sole voting power over 1,493,612 of such shares of common stock, NFJ has sole dispositive power over 1,513,612 such shares, and Allianz has sole voting and sole dispositive power over 7,400 of such shares of common stock. Allianz’ address is 600 West Broadway, Suite 2900, San Diego, CA 92101. NFJ’s address is 2100 Ross Avenue, Suite 700, Dallas, TX 75201.

(15)
This information is based solely on a Schedule 13G/A filed with the SEC on February 7, 2012, by Artisan Partners Holdings LP, Artisan Investment Corporation, Artisan Partners Limited Partnership, Artisan Investments GP LLC, ZFIC, Inc., Andrew A. Ziegler and Carlene M. Ziegler (collectively, the “Artisan Filers”). The Schedule 13G/A reports that each of the Artisan Filers has shared voting power over 1,188,000 of such shares of common stock and shared dispositive power over 1,241,634 of such shares of common stock. The Artisan Filers’ address is 875 East Wisconsin Avenue, Milwaukee, WI 53202.

(16)	Includes 506,682 shares of common stock accumulated under the KSOP.

(17)	Includes shares of common stock as to which Messrs. Adams, Baker and Miller disclaim any beneficial ownership. See Notes (4), (5) and (11) above,

The shares of common stock accumulated in the KSOP, as indicated in Notes (5) through (11) above, also are included in the 1,441,071 shares shown in the table as owned by the KSOP.

ELECTION OF DIRECTORS

ITEM NO. 1 ON PROXY CARD

Our bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than 12. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at six as of the date of the annual meeting. Unless otherwise specified, proxies will be voted FOR the election of the six nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion.

The Board of Directors has designated Adolphus B. Baker, Timothy A. Dawson, Letitia C. Hughes, Sherman Miller, James E. Poole and Steve W. Sanders as nominees for election as directors of the Company at the Annual Meeting (each a “Nominee”). Each Nominee is currently a Director of the Company. If elected, each Nominee will serve until the expiration of his/her term at the next annual meeting of shareholders in 2013 and until his/her successor is elected and qualified or until his/her earlier death, resignation or removal from office.

The directors unanimously recommend a vote “FOR” the six Nominees.

Nominees for Directors

The table below sets forth certain information regarding the Nominees for election to the Board of Directors:

Name	Age	Tenure and Business Experience

Adolphus B. Baker (1)(3)(5) Chairman of the Board, President, Chief Executive Officer and Director	55
Mr. Baker was elected Chairman of the Board in July 2012. He was elected President and Chief Operating Officer in 1997. He served as Chief Operating Officer until he was elected Chief Executive Officer in 2010. He was serving as Vice President and Director of Marketing of the Company when elected President. Previously, he had served as Assistant to the President since 1987 and has been employed by the Company since 1986. He has served as a director of the Company since 1991 and is past chairman of American Egg Board, United Egg Producers, Egg Clearinghouse, Inc. and Mississippi Poultry Association. He is a director of United Egg Producers, Eggland’s Best, Inc., Trustmark Corporation and Trustmark National Bank. He is also a member of the board of managers of Eggland’s Best, LLC. Mr. Baker is Fred R. Adams, Jr.’s (our Chairman Emeritus) son-in-law.

Timothy A. Dawson (1) Vice President, Chief Financial Officer/Secretary and Director	58
Mr. Dawson joined the Company in 2005 as Vice President and Chief Financial Officer. He has served as a director since 2005. He is also Secretary and Treasurer of the Company. Mr. Dawson served as Senior Vice President and Chief Financial Officer of Mississippi Chemical Corporation from 1999 until the sale of that company to Terra Industries, Inc. in 2004.

Letitia C. Hughes (2)(3)(4)(5) Director	60
Ms. Hughes has served as a director of the Company since 2001. Since 1974 Ms. Hughes has been associated with Trustmark National Bank, Jackson, Mississippi, in managerial positions. She is presently serving as Senior Vice-President, Manager, Private Banking. Ms. Hughes is an independent director.

Sherman Miller (1) Vice President, Chief Operating Officer and Director	37
Mr. Miller joined the Company in 1996 and has served in various positions in operations. He was elected Vice President of Operations in 2007 and Chief Operating Officer in 2011. He was elected a director of the Company in July 2012. Mr. Miller is a director of U.S. Poultry and Egg Association.

Name	Age	Tenure and Business Experience

James E. Poole (2)(3)(4)(5) Director	63
Mr. Poole is a Certified Public Accountant and a principal with the accounting firm of Grantham, Poole, Randall, Reitano, Arrington & Cunningham, PLLC of Jackson, Mississippi, and has been for more than five years. He has been a director of the Company since 2004 and is an independent director.

Steve W. Sanders (2)(3)(4)(5) Director	66
Mr. Sanders has served as a director of the Company since 2009. He is a Certified Public Accountant and is a Lecturer at the Adkerson School of Accountancy, Mississippi State University, where he has taught accounting and auditing courses since 2003. He retired in 2002 as the managing partner of the Jackson, Mississippi office of Ernst & Young LLP, certified public accountants, after over 30 years with that firm. He served as a director of Valley Services, Inc., a privately-held food services company from February 2003 until the sale of that company in June 2012. Mr. Sanders is an independent director.

___________________
(1)           Member of the Executive Committee
(2)           Member of the Audit Committee
(3)           Member of the Compensation Committee
(4)           Member of the Long-Term Incentive Plan Committee
(5)           Member of the Nominating Committee

EXECUTIVE OFFICERS OF THE COMPANY

The following information sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company. The executive officers, including the named executive officers, serve at the pleasure of the Board. For information regarding ownership of the Company’s common stock and Class A common stock by the executive officers of the Company, see “Ownership of Voting Securities by Certain Beneficial Owners and Management” on page 4.

ADOLPHUS B. BAKER, age 55, is Chairman, Chief Executive Officer and President and a director. See previous description under “Nominees for Directors.”

CHARLES F. COLLINS, age 68, has served as Vice President and Controller of the Company since 1978. He served as a director of the Company from 1983 to 2004. He has been employed by the Company since 1969.

TIMOTHY A. DAWSON, age 58, is Vice President and Chief Financial Officer and a director. See previous description under “Nominees for Directors.”

ROBERT L. HOLLADAY, JR., age 36, is Vice President – General Counsel.  Mr. Holladay joined the Company and was elected to this position in December 2011. Prior to joining the Company he was an attorney with YoungWilliams P.A., a Jackson, Mississippi law firm, since joining that firm in 2002.

SHERMAN MILLER, age 37, is Vice President and Chief Operating Officer and a director. See previous description under “Nominees for Directors.”

JOE M. WYATT, age 73, is Vice President/Feed Mill Division. He has served in such office since 1977 and has been employed by the Company since its formation in 1969. He served as a director of the Company from 1998 to 2004.

The Company’s executive officers serve at the pleasure of the Board. None of the officers or directors have been convicted in a criminal proceeding during the past 10 years (excluding traffic violations or a similar misdemeanor). None of the executive officers or directors have been a party to any judicial or administrative proceeding during the past 10 years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Diversity of Our Board

We believe our Board of Directors constitutes a diverse group of highly qualified individuals. Mr. Baker is our Chairman, President and Chief Executive Officer and as such brings a highly informed view of Company operations to the Board activities. Mr. Baker is highly active in industry organizations and therefore has access to feedback from other industry leaders as to industry-wide conditions, experience of others in addressing a continuously changing spectrum of problems and opportunities in the egg industry.

Mr. Dawson has extensive industrial accounting experience having served as the Chief Financial Officer of Mississippi Chemical Corporation, a publically traded company in the fertilizer industry. Mr. Dawson’s background involves extensive contact with members of the agricultural community as well as experience in addressing the financial management of a large agricultural enterprise.

Mr. Miller is our Vice President and Chief Operating Officer and has served in that and various other operational positions for the Company since 1996. This provides him a deep knowledge and experience base regarding the Company’s operations, customers and industry.

Both Messrs. Poole and Sanders are Certified Public Accountants and bring a diversity of viewpoints to their Board positions. Mr. Poole is a principal in one of the larger public accounting firms in the State of Mississippi serving a broad scope of clients. He brings not only accounting expertise to the Board but also a broad knowledge of the general business climate within which the Company is operating. He brings a particularly practical approach to the issues presented to our Board. Mr. Sanders brings academic accounting experience to bear on the Board’s deliberations. Mr. Sanders headed the local Jackson, Mississippi office of Ernst & Young. As Managing Partner of Ernst & Young he was presented with a multitude of accounting issues raised by a client base consisting of many types of business. Subsequent to retiring from Ernst & Young, Mr. Sanders has served as a lecturer in the Adkerson School of Accounting at Mississippi State University therefore bringing current academic experience to matters being considered by our Board.

Ms. Hughes is head of Private Banking for Trustmark National Bank, a large regional bank in the southeastern portion of the United States and has been invaluable to the deliberations of the Board by bringing to bear her views and experience as a lending officer for a large bank. In a volatile industry such as the egg industry, Ms. Hughes has given the Board invaluable insights into the Company’s relationship with its lenders.

Board and Committee Meetings

The Board of Directors of the Company held four regular meetings and two special meetings in the fiscal year ended June 2, 2012. The Executive Committee of the Board presently consists of Messrs. Baker, Dawson and Miller. Fred R. Adams, Jr. resigned from the Executive Committee in July 2012. The Board also has a Compensation Committee consisting of Mr. Baker, Ms. Hughes, Mr. Poole and Mr. Sanders, a Long-Term Incentive Plan Committee consisting of Ms. Hughes, Mr. Poole and Mr. Sanders, and an Audit Committee consisting of Ms. Hughes, Mr. Poole and Mr. Sanders. Mr. Adams resigned from the Compensation Committee and Mr. Baker was designated to fill the resulting vacancy in July 2012. The Board formed a Nominating Committee in July 2012 consisting of Mr. Baker, Ms. Hughes, Mr. Poole and Mr. Sanders.

The Executive Committee may exercise all of the powers of the full Board of Directors, except for certain major actions, such as the adoption of an agreement of merger or consolidation, the recommendation to stockholders of the disposition of substantially all of the Company’s assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no in-person meetings of the Executive Committee were held, and the Committee, pursuant to Delaware law, took action by unanimous written consent on five occasions. The full Board of Directors took action by written consent twice during the last fiscal year.

The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options to the Company’s officers, employees and directors. The Compensation Committee met three times during the last fiscal year. The Compensation Committee does not have a charter.

The Long-Term Incentive Plan Committee, which is composed of three independent directors, administers the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan, including selecting the persons to whom awards may be made, determining the types of awards, determining the times at which awards will be made and other terms and conditions relating to awards. The Long-Term Incentive Plan Committee was formed in July 2012, thus it held no meetings during the last fiscal year.

The Audit Committee, which is composed of three independent directors, meets with management, internal auditors, and the Company’s independent auditors to determine the adequacy of internal controls, to recommend auditors for the Company and other financial matters. The Audit Committee held four regular and no special meetings during the last fiscal year. The Audit Committee’s charter is included as Appendix A to this proxy statement.

The Nominating Committee considers potential nominees for directors proposed by committee members, other members of the Board of Directors, management or our stockholders. The Nominating Committee was formed in July 2012, thus it held no meetings during the last fiscal year. Nominating functions were performed by the Executive Committee prior to the formation of the Nominating Committee. The Nominating Committee does not have a charter.

In recommending nominees for the Board, the Nominating Committee considers any specific criteria the Board may request from time to time and such other factors as it deems appropriate. These factors may include any special training or skill, experience with businesses and other organizations of comparable size and type, experience or knowledge with businesses that are particularly relevant to the Company’s current or future business plans, financial expertise, the interplay of the candidate’s experience with the experience of the other directors, sufficient time to devote to the responsibilities of a director, freedom from conflicts of interest or legal issues and the extent to which, in the Nominating Committee’s opinion, the candidate would be a desirable addition to the Board.

Diversity is taken into account when determining how the candidates’ qualities and attributes would complement the other directors’ backgrounds. Type of advanced studies and certification, type of industry experience, area of corporate experience and gender, among other factors, are taken into consideration. The Nominating Committee believes that the different business and educational backgrounds of the directors of the Board contribute to the overall insight necessary to evaluate matters coming before the Board.

Except as noted below, each member of our Board of Directors attended 75% or more of the total meetings of the Board and all committees of the Board on which he or she served during the last fiscal year. Mr. Ken Looper did not attend the one board meeting held while he was a director during the last fiscal year due to health reasons.

While the Board of Directors does not have a specific policy as to directors’ attendance at the Annual Meeting of Shareholders, such attendance is encouraged. All directors other than Mr. Adams attended the Annual Meeting of Shareholders held on September 30, 2011.

The independent directors of the Company met in executive session without any representatives of management being present on several occasions during the last fiscal year.

Risk Oversight

The Board takes its oversight role in the Company’s risk management very seriously. The Company’s Executive Committee is primarily responsible for managing the day-to-day risks of the Company’s business, and is best equipped to assess and manage those risks. The Audit Committee also plays a prominent role in assessing and addressing risks faced by the Company with respect to financial and accounting controls, internal audit functions, pending or threatened legal matters, insurance coverage and the Company’s “whistleblower” hotline policy, among other matters. The Board and the Audit Committee receive reports on the Company’s exposure to risk and its risk management practices from members of the Executive Committee as well as other members of the Company’s management and legal counsel, including reports on the Company’s information technology standards and safeguards, financial and accounting controls and security measures, environmental compliance, human resources, litigation and other legal matters, grain purchasing strategies, and customer concentration and product mix, among other things. The Board regularly receives updates about and reassesses the management of these risks throughout the year. In addition, the Board and the Audit Committee review the Company’s risk disclosures in its draft periodic reports before they are filed and have the opportunity to question management and outside advisers about those risks. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure on a day-to-day basis, and the Board and its committees providing oversight in connection with those efforts.

The Board’s oversight of risk of the Company has not specifically affected the Board’s leadership structure. The Board believes that its current leadership structure is conducive of and appropriate for its risk oversight function. If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight function, it may make any change it deems appropriate.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee also reviewed with Frost, PLLC, the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 2, 2012, for filing with the Securities and Exchange Commission.

The Board of Directors has determined that all members of the Audit Committee are “audit committee financial experts” and independent directors within the meaning of Securities and Exchange Commission regulations.

Letitia C. Hughes, Audit Committee — Chairperson
James E. Poole, Audit Committee Member
Steve W. Sanders, Audit Committee Member

Certain Corporate Governance Matters

The NASDAQ stock market qualitative listing standards require that a majority of a listed company’s directors be independent and that a compensation committee and nominating committee of the Board composed solely of independent directors be established. These standards are not applicable to any company where more than 50% of the voting power is held by one individual or group. Mr. Adams, founder and Chairman Emeritus of the Company, and his spouse own capital stock of the Company entitling them to 53.2% of the total voting power. Accordingly, the Company is exempt from those NASDAQ listing standards. However, a NASDAQ listing standard requiring the independent directors of the Board to have regularly scheduled meetings at which only independent directors are present is applicable to the Company. Such meetings were held following the regular meetings of the Board during the fiscal year ended June 2, 2012. NASDAQ qualitative listing standards require companies to adopt a code of business conduct and ethics applicable to all directors, officers and employees that is in compliance with certain provisions in the Sarbanes-Oxley Act of 2002. The Board of Directors adopted such a code in 2004. Our Code of Ethics is posted on our website at www.calmainefoods.com/docs/cfi_codeofethics.pdf.

The listing standards also require all related party transactions to which the Company’s directors or officers are parties be reviewed for potential conflicts of interests on an ongoing basis by, and all such transactions be approved by, the Company’s Audit Committee or another independent committee of the Board of Directors. During the fiscal year ended June 2, 2012, no reportable related party transactions took place.

Additional NASDAQ listing standards require that the Audit Committee (i) be composed solely of independent directors; (ii) be directly responsible for the appointment, compensation, retention and oversight of the independent auditor, which must report directly to the audit committee; (iii) establish procedures to receive, retain, and treat complaints regarding accounting, internal accounting controls and auditing matters, including procedures for employees’ confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters; (iv) have the authority to engage independent counsel and other advisors when the committee determines such outside advice is necessary; and (v) be adequately funded by the Company. Our Audit Committee is in compliance with these standards.

The Board of Directors has a Nominating Committee. Mr. Baker, Ms. Hughes, Mr. Poole and Mr. Sanders are the members of the Nominating Committee. As a “controlled company,” the independence requirements of NASDAQ Rule 4350(c) do not apply to the Company.

Mr. Baker, our President and Chief Executive Officer, was also elected Chairman of the Board following the resignation of Mr. Adams from that position. The Company has not named a lead independent director. The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman of the Board roles is prompted by the Company’s needs at any point in time. The Company’s leadership structure has varied over time and has included combining and separating these roles. As a result, the Board has not established a firm policy requiring combination or separation of these leadership roles and the Company’s governing documents do not mandate a particular structure. This provides the Board with flexibility to establish the most appropriate structure for the Company at any given time.

The Board has determined that the Company is currently best served by having one person serve as Chairman of the Board and Chief Executive Officer as it promotes communication between management and the Board of Directors and provides essential leadership for addressing the Company’s strategic initiatives and challenges. Mr. Baker’s service as Chairman of the Board aids the Board’s decision-making process because he has firsthand knowledge of the Company’s operations and the major issues facing the Company, and he chairs the Board meetings where the Board discusses strategic and business issues.

The Board of Directors also considers the above structures appropriate due to the Company’s status as a “controlled company.” Further, due to the relatively small size of the Board of Directors and the fact that one-half of the members of the Board of Directors are independent directors, the Board of Directors has not felt it necessary to designate a lead director.

Mr. Adams, the former Chairman of the Board, has been designated Chairman Emeritus of the Company. Under the Company’s bylaws, Chairman Emeritus is an advisory position. Although the Chairman Emeritus may be invited to participate in Board of Director and committee meetings, the Chairman Emeritus is not counted for quorum purposes and has no director voting rights. The Chairman Emeritus provides such advisory services to the Board of Directors as it requests.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, such as the common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, for the fiscal year ended June 2, 2012, all Section 16(a) reports applicable to its directors and executive officers were timely filed except that Mr. Miller, Vice President/Chief Operating Officer and director of the Company, was inadvertently late filing his initial Form 3 following his election to the position of Chief Operating Officer.

The Company has not received any information from 10% shareholders indicating that they have not complied with filing requirements.

Certain Transactions

The Company is a member of Eggland’s Best, Inc. (“Eggland’s Best”), a cooperative that is a specialty egg marketing firm. During the fiscal year ended June 2, 2012, the Company paid approximately $27,170,000 to Eggland’s Best for marketing and service fees. Mr. Baker, Chairman of the Board, President, Chief Executive Officer and director of the Company, is a director of Eggland’s Best. He is also a member of the board of managers of Eggland’s Best, LLC, a joint venture formed between Eggland’s Best and Land O’Lakes, Inc.

COMPENSATION DISCUSSION AND ANALYSIS

We are the only publicly held company in the United States, insofar as we can determine, whose primary business is the commercial production, processing, and sale of shell eggs. Accordingly, there is little, if any, public information available relative to the compensation paid by our competitors. It is our intent to compensate our employees at a level that will appropriately reward them for their performance, minimize the number of employees leaving our employment because of compensation issues, and enable us to attract needed talent as our business expands. Even though we have not lost many management level employees to our competitors, we believe our management is not the highest paid management group in the egg business. Our philosophy is to provide compensation to our management that falls in the upper middle range of industry compensation based on an identified peer group. See “Benchmarking of Compensation” below.

As stock representing more than 50% of the voting power of our voting stock is owned by members of Mr. Adams’ family, we are a controlled company as defined in Rule 4350(c)(5) of the NASDAQ Rules. As such, we are not required to have the compensation of our named executive officers determined by a majority of our independent directors or a Compensation Committee composed entirely of independent directors. However our independent directors, who constitute three of the four members of the Compensation Committee, do play a significant role in determining the compensation of our named executive officers. We divide our executive officers into two categories for compensation purposes. The first are members of the Executive Committee of our Board of Directors, which during fiscal 2012 was composed of Messrs. Baker, Dawson and Adams. (Mr. Miller took Mr. Adams’ seat on the Executive Committee following Mr. Adams’ resignation from the Board of Directors in July 2012; however, Mr. Miller was not a named executive officer for fiscal 2012.) The compensation of the members of the Executive Committee is primarily determined by the Executive Committee which submits its recommendation to the Compensation Committee for approval. The compensation for other executives or officers, including named executive officers not members of the Executive Committee (which, for fiscal 2012, included Mr. Hull and Mr. Hardin), is determined by the Compensation Committee.

Elements of Compensation

Our total compensation package provided to each of our named executive officers consists of a base salary, a cash bonus, equity compensation, automobiles, company paid insurance and country club dues. Additionally, the named executive officers participate in deferred compensation plans and are eligible for an enhanced health plan.

Compensation Practices and Risks

We do not think any risks arise from the Company’s compensation policies and practices that are likely to have a material adverse effect on the Company. No single officer has compensation structured so that it would likely result in such officer subjecting the Company to unusual or extraordinary risks.

Bonus Plans

General Bonus Program

During fiscal 2012, our named executive officers, with the exception of the members of the Executive Committee, were covered by our general bonus program. The amount of bonus which could be earned by such named executive officers is an amount equal to 50% of the total of their base salary plus such officer’s prior year’s bonus.

Of the potential bonus that can be earned by a named executive officer, 50% is based on our profitability, subject to the discretion of the Chief Executive Officer, and in the case of the Chief Executive Officer, subject to the discretion of the Compensation Committee. If we earn a minimum profit, on a pre-tax basis, of five cents per dozen eggs produced, each named executive officer will earn the full portion of his bonus attributable to our profitability, subject to adjustment at the discretion of the Chief Executive Officer or Compensation Committee, as applicable. If our profit is less than five cents per dozen eggs produced, the officer’s bonus is reduced by a corresponding percentage.

The remaining bonus that can be earned by a named executive officer is based on such officer’s performance as evaluated by our Chief Executive Officer in his discretion.

There is constant contact and interplay among our Chief Executive Officer and the various named executive officers. This contact gives our Chief Executive Officer an ongoing opportunity to be aware of the overall efficiency, cooperativeness, enthusiasm, judgment and attitude that each named executive officer brings to the performance of his duties. Our Chief Executive Officer’s observation of these elements forms the basis of his opinion as to how such named executive officer is performing.

However, in addition to the direct observation and interplay between our Chief Executive Officer and the named executive officers, other criteria are also utilized in evaluating a named executive officer’s entitlement to the individual performance section of the bonus.

The General Managers under the supervision of the named executive officers also have a bonus program. This bonus program has 16 elements that can be considered by the named executive officer in determining the bonus of his General Managers. All 16 elements are not utilized each year. Typically at the beginning of each year the named executive officer will confer with his General Managers and, of the available criteria, they will select six or seven elements upon which they will concentrate in evaluating the General Manager’s performance and bonus eligibility.

An example of some, but not all, of the 16 elements considered by the named executive officer are the profitability of the segment under the General Manager’s control, the efficiency of the flocks under the General Manager as to feed conversion, livability, the status of accounts receivable, percent of eggs hatched, percent of Grade A eggs produced and other operational criteria. The significance or importance of each criteria available for evaluation will vary from location to location. Inasmuch as a General Manager’s performance is the responsibility of a specific named executive officer, how the General Managers perform under their performance program and in meeting the established criteria is a significant element considered by our Chief Executive Officer in evaluating the individual performance segment of a named executive officer’s bonus.

In the case of Mr. Hull, who manages the Company’s egg products activities, the profitability portion of his bonus, 50%, is tied to the profitability of the Company’s egg products activities. The other 50% is tied to productivity factors relevant to egg products activities such as recovery and downtime.

Executive Committee Bonus Program

For members of our Executive Committee the bonus program is essentially subjective, rather than utilizing objective criteria. The Executive Committee agrees on bonuses for its members which are then given as a recommendation to the Compensation Committee for final approval. Normally, the Compensation Committee accepts the Executive Committee’s recommendation. The most significant item in determining the amount of each Executive Committee member’s bonus is the profitability of our Company.

Year-to-year variations in the level of compensation for our named executive officers result primarily from changes in bonuses and other compensation such as stock options and stock appreciation rights rather than base salary. Their salaries remain relatively fixed with modest increases from time to time. A primary variable factor in the named executive officers’ compensation is the value of the shares of our stock in relation to which the officer has options or rights.

The Compensation Committee and the Board of Directors believe that it is essential for the Company to have the ability to include equity-based compensation in named executive officers’ and other employees’ compensation packages. For that reason, the Compensation Committee recommended that the Company adopt the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan. The Board of Directors has adopted such plan and recommends that the shareholders approve such plan as discussed in more detail below under “Approval of Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan - Item No 2. on Proxy Card.”

The Long-Term Incentive Plan Committee is developing policies concerning the timing of grants, setting of exercise prices and other matters, but no such formal policies exist currently.

The tables which follow give details as to the compensation of each of our named executed officers for fiscal 2012.

General Matters Regarding Compensation

Employment Agreements

None of our named executive officers has an employment contract.

Deferred Compensation Arrangements

Messrs. Baker, Dawson and Hardin participate in the 2006 deferred compensation plan (the “Deferred Compensation Plan”) described below.

In 2006 our Board adopted a Deferred Compensation Plan in which all our officers are eligible to participate. The Plan will establish an account for each officer selected by the Board. Each year the Board may elect to make a contribution for each participant ranging from zero to whatever the Board determines. Each participant’s account will be credited with investment earnings equal to a fund selected by the Board to serve as an index. Currently, the index fund selected by the Board is the Vanguard 500 Index Fund Admiral Shares. At the time of initial participation, each participant must elect how he wishes his account to be distributed to him. Participants may elect to receive their distribution in a lump sum or in annual installments. All of the named executive officers participating in this Deferred Compensation Plan have elected the lump sum distribution alternative. All contributions to each officer’s account will vest when made. The Board determines what contributions, if any, will normally be made during December of each year. During the last fiscal year the contributions made to our named executive officers under the 2006 plan are reflected in the “Nonqualified Deferred Compensation for Fiscal Year 2012 – Under 2006 Plan” table in the “Compensation Tables” section below.

Mr. Hull participates in an older individual deferred compensation plan in which he earns a stipulated deferred compensation amount for each year worked after a designated date. Some participants in these individual plans have earned their maximum deferred compensation while others continue to accrue such benefit. Mr. Hull, who is currently 59 years old, will have earned 10 years of compensation when he reaches age 65. Mr. Hull has earned seven years of compensation to date. The deferred compensation payments are made monthly, beginning immediately after the officer’s 65th birthday, unless the officer elects to defer receipt of such payments. The agreement provides that once payments begin or have been earned, any remaining payments will continue to be made to a participant’s estate after his or her death.

Long-Term Equity Incentive Compensation

Because he already holds a substantial equity stake in the Company, Mr. Adams does not participate in any stock option, stock appreciation, deferred compensation, or similar plans. The remainder of our named executive officers do participate in our 2005 Incentive Stock Option Plan or the Cal-Maine Foods, Inc. Stock Appreciation Rights Plan. In order to give us greater flexibility to grant additional types of equity awards to our named executive officers (other than Mr. Adams), we are asking that our shareholders approve the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan. See “Approval of Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan - Item No 2. on Proxy Card.”

Severance and Change-in-Control Payments

No named executive officer is entitled to receive any severance or change-in-control payment.

Employee Benefits and Perquisites

We do not have a pension plan but we do have the Cal-Maine Foods, Inc. KSOP (“KSOP”), which is a combination 401(k) and employee stock ownership plan. We currently contribute an amount not less than 3% of the participant’s base salary and bonus to the KSOP each year subject to statutory limitations. The KSOP was recently created by merging the Company’s existing 401(k) plan into its existing employee stock ownership plan. All employees with at least one year of service and who meet minimum age requirements, including our named executive officers, are members of the KSOP. Within the KSOP, we also sponsor an elective 401(k) component, but we make no contributions directly to the 401(k) component on behalf of the participants. For additional information regarding the KSOP, see “Compensation Plans – Cal-Maine Foods, Inc. KSOP” below.

Each of our named executive officers participates in an enhanced health plan pursuant to which we reimburse the participating officer for any eligible health expense not covered by our primary health plan, up to $10,000 per calendar year.

We have a plan under which officers who meet minimum tenure qualifications will be provided health coverage after their retirement. The coverage we provide is secondary to their Medicare coverage.

Each of our named executive officers is provided one automobile for which we pay the operating and maintenance costs. In addition to an automobile, Mr. Adams is provided a pickup truck. We also pay country club dues on behalf of certain of our named executive officers as determined by the Board of Directors.

Mr. Adams and certain officers are provided individual life insurance policies, the premiums of which are paid by the Company. Historically, the Executive Committee has made the determination of which officers would be provided such benefit on a case-by-case basis. The premiums paid on behalf of the named executive e officers are set forth in the “Summary Other Compensation Table for Fiscal Year 2012” in the “Compensation Tables” section below.

COMPENSATION PLANS

Cal-Maine Foods, Inc. KSOP

During 2012, our defined contribution savings and retirement plan established in 1985, which was designed to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code, was merged into our Employee Stock Ownership Plan (“ESOP”) established in 1976. The name of the ESOP was changed to the “Cal-Maine Foods, Inc. KSOP”.

The KSOP combines an employee stock ownership plan and a 401(k) plan. All full time employees over age 21 with one or more years of service, are eligible to participate in the KSOP. The employee stock ownership component of the KSOP currently consists primarily of common stock of the Company and is managed by a trustee designated by the Board of Directors. Contributions by us may be made in cash or shares of common stock, as determined by the Board of Directors. Company contributions generally may not exceed 15% of the aggregate annual compensation of participating employees. Currently, the Company contributes an amount not less than 3% of the participant’s base salary and bonus to the KSOP subject to statutory limitations. Contributions are allocated to the accounts of participating employees in the proportion which each employee’s compensation for the calendar year bears to the total compensation for the calendar year (up to $250,000, as indexed, per employee), of all participating employees for such calendar year. Company contributions vest immediately upon the commencement of an employee’s participation in the KSOP.

Shares of common stock held in an employee’s account are voted by the KSOP trustee in accordance with the employee’s instructions. Our contributions to the accounts in the ESOP prior to its conversion to a KSOP amounted to approximately $1,805,335 in calendar year 2011. For calendar year 2011, our contributions to the ESOP predecessor to the KSOP were $7,350 on behalf of each of the executive officers named in the Summary Compensation Table.

The 401(k) component of the KSOP permits participants to contribute up to the maximum allowed by the IRS regulations. Participating employees are 100% vested in their 401(k) account balances in the KSOP. The KSOP is intended to comply with the Employee Retirement Income Security Act of 1974, as amended. Benefits under the KSOP are paid at the time of a participant’s death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee’s termination of service.

2005 Incentive Stock Option Plan

Our 2005 Incentive Stock Option Plan was adopted by our Board of Directors on August 15, 2005, and ratified by our shareholders on October 13, 2005. Under the 2005 Plan, 500,000 shares of common stock were reserved for issuance upon the exercise of options that could be granted under the 2005 plan.

All options to be granted are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The options vest at the rate of 20% per year.

The exercise price per share for any options granted may not be less than 100% of the fair market value of the common stock on the date of grant. The number of shares of common stock subject to an option and the exercise price may be adjusted in certain circumstances to prevent dilution. The method of payment of the exercise price will be as prescribed by the Board of Directors in the individual stock option agreements.

The options outstanding under the 2005 plan, as of June 2, 2012, all of which are held by officers of the Company, totaled 43,000. The options were granted on August 17, 2005, for an exercise price of $5.93.

Shares of common stock subject to the 2005 Plan have been registered under the Securities Act of 1933.

Cal-Maine Foods, Inc. Stock Appreciation Rights Plan

The Cal-Maine Foods Stock Appreciation Rights Plan (the “SARs Plan”) was adopted by our Board of Directors on August 15, 2005, and ratified by our shareholders on October 13, 2005. The SARs Plan covers 1,000,000 shares of common stock and is administered by the Executive Committee of the Board of Directors.

The SARs Plan continues for a period of 10 years from August 15, 2005, unless earlier terminated. SARs vest at the rate of 20% per year, are non-transferable and contain anti-dilution provisions. Upon exercise, the Company will pay the holder of the SARs an amount in cash equal to the difference between the fair market value on the date of grant and the fair market value as of the date of exercise.

As of July 28, 2012, employees and directors held a total of 19,600 SARs with a base price of $5.93 per share, and 12,000 SARs with a base price of $6.93 per share. Shares of common stock are not issued under the SARs Plan, but only serve as the measure for determining the amount to be paid by the Company.

Shares of common stock covered by the SARs Plan are registered under the Securities Act of 1933. The settlement of awards in cash resulted from an amendment to the SARs Plan on August 24, 2006, as permitted by its terms.

Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan

Please see the detailed description of the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan (“2012 Plan”) in the section “Approval of Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan - Item No 2. on Proxy Card” below. The Board of Directors adopted the 2012 Plan in July 2012. No grants have been made under the 2012 Plan. The Company intends to register shares covered by the 2012 Plan under the Securities Act of 1933.

Benchmarking of Compensation

In January 2012 the Compensation Committee engaged the consulting firm of Mercer (US) Inc. (“Mercer”) to provide compensation analysis and consulting services regarding executive and director compensation. Part of this engagement involved benchmarking the Company’s executive pay against a peer group and published compensation surveys. The peer group consisted of 19 companies, 18 of which are publicly traded and one of which is privately held. The peer group was selected based on research by Mercer and input from management. The peer group consisted of the following companies based on size (as measured by revenues), industry focus and geographic location:

Alliance One International, Inc.
B&G Foods, Inc.
Calavo Growers, Inc.
Diamond Foods, Inc.
Farmer Brothers Co.
Flowers Foods
Green Mountain Coffee Roasters, Inc.
Imperial Sugar Company
John B. Sanfilippo & Son, Inc.
Lancaster Colony Corporation
Lance, Inc.
MGP Ingredients, Inc.
Michael Foods, Inc.
Natures Sunshine Products, Inc.
Sanderson Farms, Inc.
Seneca Foods Corporation
Synutra International, Inc.
TreeHouse Foods, Inc.
Universal Corporation

Compensation Consultants

In January 2012 the Company engaged Mercer as a compensation consultant to assist with certain analyses related to the Compensation Committee’s review of executive and director compensation. As discussed in the “Benchmarking of Compensation” section above, Mercer’s services included benchmarking the Company’s executive and director compensation against a peer group and published compensation surveys. It was also engaged to review annual and long-term incentive plan designs for competitiveness and alignment with peer companies, and to update management and the Board on executive compensation trends.

Mercer reported directly to Mr. Baker but also consulted with Mr. Dawson, Vice President and Chief Financial Officer of the Company, and Mr. Poole, an independent director and member of the Compensation Committee. No material changes were made to the 2012 fiscal year compensation of executives as a result of Mercer’s findings; however, the Compensation Committee did propose the adoption of the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan based in large part on Mercer’s recommendations. The Compensation Committee anticipates grants will be made to executive officers under the 2012 Plan, although no such grants have yet been authorized. The Company also took certain action with respect to director compensation based on Mercer’s findings, as more fully discussed in the “Director Compensation” section below.

Advisory Shareholder Vote on Executive Compensation

At the Annual Meeting of Shareholders held September 30, 2011, shareholders representing 99.44% of the voting power present and participating in the meeting adopted an advisory resolution approving the compensation paid to the Company’s named executive officers. The Compensation Committee considered this an endorsement of its described policies and practices and therefore did not feel it necessary to reduce or materially alter named executive officers’ compensation as it may have had the “say on pay” approval vote not passed.

At the same meeting the shareholders adopted an advisory resolution to hold an advisory vote on the compensation paid to the Company’s named executive officers every three years. The Board has directed that such advisory votes be held every three years and the next such advisory vote is scheduled for the Company’s 2014 Annual Meeting of Shareholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management of the Company and based on the review and discussions the Compensation Committee has recommended to the Board of Directors that the above Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A.

Adolphus B. Baker, Compensation Committee — Chairman
Letitia C. Hughes, Compensation Committee Member
James E. Poole, Compensation Committee Member
Steve W. Sanders, Compensation Committee Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 1996, the Board of Directors established a Compensation Committee. During the prior fiscal year, the members of the Compensation Committee were Mr. Adams, Chairman Emeritus of the Company, Ms. Hughes, Mr. Poole and Mr. Sanders. Only Mr. Adams is an employee of the Company. In July 2012, Mr. Adams resigned from the Compensation Committee and his vacancy was filled by Mr. Baker, Chairman of the Board, Chief Executive Officer and President of the Company.

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2012

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(1)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)	(j)
							Individual Plans	2006 Plan
Fred R. Adams, Jr., Chairman Emeritus	2012 2011 2010	250,000 250,000 250,000	251,264 250,000 250,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	227,620 228,429 226,314	728,884 728,429 726,314
Adolphus B. Baker, Chairman/ CEO	2012 2011 2010	303,808 279,808 259,231	310,000 280,000 250,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	* 11,557 5,990	86,100 84,795 74,210	699,908 656,160 589,431
Timothy A. Dawson, VP/CFO	2012 2011 2010	222,792 204,423 190,115	220,000 200,000 185,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	* 27,624 10,119	70,892 64,423 52,607	513,684 496,470 437,841
James Hull, VP/Egg Products Division	2012 - -	154,643 - -	106,652 - -	-0- - -	-0- - -	-0- -0- -0-	8,927 - -	-0- - -	49,031 - -	319,253 - -
Charles J. Hardin, VP/Sales	2012 - -	130,607 - -	136,986 - -	-0- - -	-0- - -	-0- -0- -0-	-0- - -	* - -	34,512 - -	302,105 - -

(1)	The detail on amounts in this column are set forth in the “Summary Other Compensation” table below.

* The following named executive officers experienced the following reductions in value of their nonqualified deferred compensation: Mr. Baker, ($1,500), Mr. Dawson, ($3,793), and Mr. Hardin, ($1,996).

SUMMARY OTHER COMPENSATION TABLE FOR FISCAL YEAR 2012

Name and Principal Position	Fiscal Year	Auto ($)	Deferred Compensation Contributions ($)	Country Club Dues ($)	Life Insurance Premiums ($)	Medical Reimbursement ($)	KSOP/ESOP Contribution ($)	Total ($)
Fred R. Adams, Jr., Chairman Emeritus	2012 2011 2010	4,900 6,250 -0-	-0- -0- -0-	5,803 5,819 5,329	201,507 201,507 201,507	8,060 7,503 12,128	7,350 7,350 7,350	227,620 228,429 226,314
Adolphus B. Baker, Chairman/CEO	2012 2011 2010	603 546 546	14,873 8,573 6,773	11,383 11,143 10,939	46,250 46,250 46,250	5,641 10,933 2,352	7,350 7,350 7,350	86,100 84,795 74,210
Timothy A. Dawson, VP/CFO	2012 2011 2010	10,300 8,075 3,580	39,600 34,740 33,840	5,773 5,533 5,329	1,613 1,613 1,613	6,256 7,112 895	7,350 7,350 7,350	70,892 64,423 52,607
James Hull, VP/Egg Products Division	2012 - -	15,547	-0-	-0-	16,154	9,980	7,350	49,031
Charles J. Hardin, VP/Sales	2012 - -	2,882	23,215	-0-	-0-	3,578	4,837	34,512

PLAN-BASED AWARDS

No named executive officer received any plan-based compensation during fiscal 2012.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

(a)	(b)1	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Fred R. Adams, Jr., Chairman Emeritus	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-
Adolphus B. Baker, Chairman/CEO	7,000	-0-	-0-	5.93	8-17-2015	N/A	N/A	N/A	N/A
Timothy A. Dawson, VP/CFO	6,000	-0-	-0-	5.93	8-17-2015	N/A	N/A	N/A	N/A
James Hull, VP/Egg Products Division	-0-	-0-	-0-	N/A	N/A	N/A	N/A	N/A	N/A
Charles J. Hardin, VP/Sales	-0-	-0-	-0-	N/A	N/A	N/A	N/A	N/A	N/A

1	The vesting schedule applicable to these outstanding option awards are described above under “Compensation Plans – 2005 Incentive Stock Option Plan.”

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

(a)	(b)	(c)	(d)	(e)
Fred R. Adams, Jr., Chairman Emeritus	-0-	-0-	-0-	-0-
Adolphus B. Baker, Chairman/CEO	15,000	480,750	-0-	-0-
Timothy A. Dawson, VP/CFO	10,000	320,500	-0-	-0-
James Hull, VP/Egg Products Division	-0-	-0-	-0-	-0-
Charles J. Hardin, VP/Sales	6,000	185,040	-0-	-0-

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2012 – UNDER
INDIVIDUAL PLANS

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)1	(e)	(f)2
Fred R. Adams, Jr., Chairman Emeritus	N/A	N/A	N/A	N/A	N/A
Adolphus B. Baker, Chairman/CEO	N/A	N/A	N/A	N/A	N/A
Timothy A. Dawson, VP/CFO	N/A	N/A	N/A	N/A	N/A
James Hull, VP/Egg Products Division	-0-	-0-	8,927	-0-	68,968
Charles J. Hardin, VP/Sales	N/A	N/A	N/A	N/A	N/A

___________________
1 The entire amount reported in this column (d) for each named executive officer is included within the amount reported as 2012 change in pension value and nonqualified deferred compensation earnings in column (h) of the Summary Compensation Table under the heading “Individual Plans.”

2 Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously accrued benefits. This total reflects the cumulative present value of each named executive officer’s accrued benefits.

For additional detail regarding these arrangements, see “Compensation Discussion and Analysis – General Matters Regarding Compensation – Deferred Compensation Arrangements.”

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2012 – UNDER 2006 PLAN

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

(a)	(b)	(c)1	(d)2	(e)	(f)3
Fred R. Adams, Jr., Chairman Emeritus	N/A	N/A	N/A	N/A	N/A
Adolphus B. Baker, Chairman/CEO	-0-	14,873	-1,500	-0-	75,532
Timothy A. Dawson, VP/CFO	-0-	39,600	-3,793	-0-	194,333
James Hull, Vice President / Egg Products Division	N/A	N/A	N/A	N/A	N/A
Charles J. Hardin, Vice President / Sales	-0-	23,215	-1,996	N/A	106,237

___________________
1 The entire amount reported in this column (c) for each named executive officer is included within the amount reported as 2012 other compensation in column (i) of the Summary Compensation Table.

2 The entire amount reported in this column (d) for each named executive officer is included within the footnote to the amount reported as 2012 change in pension value and nonqualified deferred compensation earnings in column (h) of the Summary Compensation Table under the heading “2006 Plan.”

3 Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, contributions. This total reflects the cumulative value of each named executive officer’s contributions and investment experience.

For additional detail regarding these arrangements, see “Compensation Discussion and Analysis – General Matters Regarding Compensation – Deferred Compensation Arrangements.”

PENSION BENEFITS

No named executive officer participates in any pension plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

No named executive officer is entitled to receive any termination or change-in-control payments.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)1	Option Awards ($)2	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Letitia C. Hughes	26,000	-0-	-0-	-0-	-0-	-0-	26,000
James E. Poole	26,000	-0-	-0-	-0-	-0-	-0-	26,000
Steve W. Sanders	26,000	-0-	-0-	-0-	-0-	-0-	26,000

___________________

1 At the end of the last fiscal year, the directors listed in this table had no outstanding options and had the following outstanding SAR awards: Ms. Hughes, -0-, Mr. Poole, 6,100 and Mr. Sanders, -0-. During fiscal 2012, Ms. Hughes recognized $285,770 in gain from the exercise of SAR awards and Mr. Poole recognized $75,947 in gain from the exercise of SAR awards.

2 At the end of the last fiscal year, the directors listed in this table had no outstanding stock awards.

Director Compensation

The Company’s non-employee directors are each entitled to receive $35,000 annually as compensation for their services as a director. This fee is paid in quarterly installments, in advance. Last fiscal year, non-employee directors received $15,000 annually for their services as a director and $1,000 for any special meeting attended. In addition, the Board also authorized paying each non-employee director a bonus fee of $10,000 for their service as a director during the prior fiscal year. For fiscal 2012, the Board increased the non-employee directors’ fees from the prior year’s level based in large part on Mercer’s findings and recommendations. In addition, during the current fiscal year each non-employee director was paid a cash bonus fee of $10,000 related to their services as a director during the last fiscal year. Non-employee directors no longer receive additional compensation for attending special meetings. Employee directors receive no additional compensation for their services as directors of the Company. As set forth in the discussion of our Stock Appreciation Rights Plan above, as of June 2, 2012, Mr. Poole held 6,100 SARs. Mr. Poole, Mr. Sanders and Ms. Hughes are independent directors.

APPROVAL OF CAL-MAINE FOODS, INC. 2012 OMNIBUS LONG-TERM INCENTIVE PLAN

ITEM NO. 2 ON PROXY CARD

The Board of Directors recommends that shareholders vote FOR the approval of the Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan (the “2012 Plan”).

On July 27, 2012, the Board of Directors adopted the 2012 Plan, subject to the approval of the shareholders of the Company. The following summary of the principal features of the 2012 Plan is qualified in its entirety by reference to the full text of the 2012 Plan which is attached as Appendix B to this proxy statement.

Summary of the 2012 Plan

Purpose of the 2012 Plan. The purpose of the 2012 Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, outside directors and consultants, are expected to contribute to our success and to achieve long-term objectives which will benefit our shareholders through the additional incentives inherent in the awards under the 2012 Plan.

Shares Available. The maximum number of shares of common stock that are available for awards under the 2012 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below) is 500,000 shares. Any shares of common stock that are subject to awards shall be counted against this limit as one (1) share of common stock for every one (1) share of common stock granted.

If any shares of common stock subject to an award under the 2012 Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the 2012 Plan to the extent of the forfeiture, expiration or cancellation on a one-for-one basis. If any option or other award granted under the 2012 Plan is exercised through tendering shares of common stock (either actually or by attestation) or by our withholding shares of common stock, then the shares so tendered or withheld will again be available for awards under the 2012 Plan on a one-for-one basis. In addition, if withholding tax liabilities arising from any option or other award under the 2012 Plan are satisfied by tendering shares of common stock (either actually or by attestation) or by our withholding shares of common stock, then the shares of common stock so tendered or withheld will again be available for awards under the 2012 Plan on a one-for-one basis.

The maximum number of shares of common stock that may be issued under the 2012 Plan pursuant to the exercise of incentive stock options is equal to the maximum number of shares of common stock that are available for awards under the 2012 Plan.

Eligibility. Options, SARs, restricted shares and stock units may be granted under the 2012 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options. Awards may be granted under the 2012 Plan to any employee, any non-employee member of the Board of Directors, and any consultant who is a natural person and provides services to us or a subsidiary (except for incentive stock options which may be granted only to our employees).

Awards to be Granted to Certain Individuals and Groups. As of December 31, 2011, approximately 2,200 employees and three outside directors would have been eligible to participate in the 2012 Plan had it been effective. The Long-Term Incentive Plan Committee of the Board of Directors, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award, and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants. The 2012 Plan provides that no participant may (i) be awarded options or SARs in any 12-month period to purchase more than 100,000 shares of common stock or (ii) earn restricted shares or stock unit awards that are intended to be performance-based compensation under Section 162(m) of the Code with respect to more than 50,000 restricted shares or 50,000 stock units for each 12 months in the vesting or performance period.

Administration. The 2012 Plan will be administered by the Long-Term Incentive Plan Committee (or a subcommittee) which shall consist of at least two members of the Board of Directors, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, an “outside director” under Section 162(m) of the Code and an “independent director” under the rules of the principal U.S. national securities exchange on which the common stock is traded (the “Principal Exchange”), to the extent required by such rules. The Long-Term Incentive Plan Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2012 Plan. The Long-Term Incentive Plan Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2012 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the Principal Exchange), and (ii) to the extent permitted by law, delegate to one or more officers the right to make awards to employees who are not outside directors or executive officers and the authority to take action on behalf of the Long-Term Incentive Plan Committee pursuant to the 2012 Plan to cancel or suspend awards under the 2012 Plan to key employees who are not outside directors or executive officers of the Company.

Stock Options. The Long-Term Incentive Plan Committee may grant either nonqualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Long-Term Incentive Plan Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted (except for substitute awards). Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported), except for substitute awards. As of July 27, 2012, the closing price of the common stock as reported on The Nasdaq Stock Market was $36.48 per share.

The 2012 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of common stock previously acquired by the participant, any other form of consideration approved by the Long-Term Incentive Plan Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the 2012 Plan will expire as specified in the stock option agreement (except (i) in the event of the participant’s death or disability, or (ii) if on the last day of the term the exercise of the option is prohibited by applicable law or the holder cannot purchase or sell shares of common stock due to a “black-out period” under our insider trading policy or a “lock-up” agreement undertaken in connection with an issuance of securities by us, the term shall be automatically extended for a 30-day period from the end of the prohibition or black-out period).

Stock Appreciation Rights. The Long-Term Incentive Plan Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2012 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of common stock on the date the SAR is granted, (except for substitute awards). The term of a SAR shall be specified in the SAR Agreement (except (i) in the event of the participant’s death or disability, or (ii) if on the last day of the term the exercise of the SAR is prohibited by applicable law or the holder cannot purchase or sell shares of common stock due to a black-out period under our insider trading policy or a “lock-up” agreement undertaken in connection with an issuance of securities by us, the term shall be automatically extended for a 30-day period from the end of the prohibition or black-out period). SARs are subject to terms and conditions set by the Long-Term Incentive Plan Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services.

Upon exercise of a SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Long-Term Incentive Plan Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Shares. Restricted shares may be issued either alone or in addition to other awards granted under the 2012 Plan. The Long-Term Incentive Plan Committee determines the terms and conditions of restricted shares, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted share award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares (subject to the requirements for dividends on restricted shares that vest on the attainment of performance goals as described under “Dividends; Dividend Equivalents” below).

Stock Unit Awards. Awards of stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2012 Plan. The Long-Term Incentive Plan Committee determines the terms and conditions of stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any cash dividends and shares and other property distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on stock units that vest on the attainment of performance goals as described under “Dividends; Dividend Equivalents” below).

Performance Objectives. The 2012 Plan includes provisions permitting us to grant awards that will qualify as “performance-based compensation” under applicable federal tax rules, thus enhancing our ability to deduct compensation amounts paid to certain of our executive officers. To ensure our ability to deduct compensation amounts related to restricted shares and stock unit awards granted to certain executive officers, these tax rules will require among other things that we grant such awards subject to vesting only upon pre-specified performance conditions. The performance conditions that might be used for this purpose under the 2012 Plan are: earnings (before or after taxes); earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investments or capital employed; operating income; gross margin; operating margin; margin per dozen; net operating income (before or after taxes); income per dozen, return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital; economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; or, to the extent that an award is not intended to qualify as “performance-based compensation” under federal tax rules, other measures of performance as specified by the Long-Term Incentive Plan Committee. The performance goals also may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. To the extent consistent with the Code Section 162(m), the Long-Term Incentive Plan Committee may also exclude under the terms of the performance goals the impact of an event or occurrence which the Long-Term Incentive Plan Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Long-Term Incentive Plan Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Long-Term Incentive Plan Committee may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted shares, or stock unit awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The 2012 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the Company) unless shareholder approval is obtained. For purposes of the 2012 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the 2012 Plan, or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

Clawback Provision. Each participant’s award shall be conditioned on repayment or forfeiture in accordance with any Company policy, applicable law, including the Sarbanes-Oxley Act of 2002 and/or the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and any relevant provisions in the related award agreement.

Nontransferability of Awards . No award under the 2012 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative, or if allowed by the Long-Term Incentive Plan Committee, pursuant to a qualified domestic relations order.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the 2012 Plan and awards will be made as the Long-Term Incentive Plan Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the 2012 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2012 Plan, and the limits on the number of awards that any person may receive.

Termination of Employment. The Long-Term Incentive Plan Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The 2012 Plan may be amended or terminated by the Board of Directors except that shareholder approval is required for any amendment to the 2012 Plan which increases the number of shares of common stock available for awards under the 2012 Plan, expands the types of awards available under the 2012 Plan, materially expands the class of persons eligible to participate in the 2012 Plan, amends the provisions prohibiting the repricing of stock options and SARs, increases the limits on shares subject to awards, or takes any action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange. No amendment or termination may materially impair a participant’s rights under an award previously granted under the 2012 Plan without the written consent of the participant.

The 2012 Plan will expire on the 10th anniversary of the date of its approval by shareholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2012 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a nonqualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Shares and Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted share award, but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a stock unit award, but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted share award or stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Dividends and dividend equivalents that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described above are taxed as additional compensation, not as dividend income.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2012 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our Chief Executive Officer and to each of the next three most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2012 Plan should qualify as performance-based compensation if the awards are made by the Long-Term Incentive Plan Committee and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant. Compensation attributable to share awards and stock unit awards should qualify as performance-based compensation if (i) the compensation is approved by the Long-Term Incentive Plan Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Long-Term Incentive Plan Committee while the outcome is substantially uncertain, and (iii) the Long-Term Incentive Plan Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Deferred Compensation and Section 409A of the Code. If any award is considered deferred compensation under Section 409A of the Code, the 2012 Plan is intended to comply with the requirements of Section 409A of the Code with regard to that award, and the provisions of the 2012 Plan and any award documents and election forms will be interpreted in a manner that satisfies these requirements. If any provisions of the 2012 Plan or any term or condition of any award agreement would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Nevertheless, we cannot guarantee that the operation of the 2012 Plan will eliminate all risk that a participant may be required to pay additional taxes or interest under Section 409A with respect to awards granted under the 2012 Plan.

Other Tax Issues. The terms of awards granted under the 2012 Plan may provide for accelerated vesting or payment of an award in connection with a change of control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute excess parachute payments under the golden parachute provisions of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any excess parachute payments and the Company will be denied any deduction with respect to such payments.

New Plan Benefits

Awards under the 2012 Plan will be made at the discretion of the Long-Term Incentive Plan Committee which has not yet made any such determination. Accordingly, we cannot currently determine the amount of awards that will be made under the 2012 Plan. We anticipate that the Long-Term Incentive Plan Committee will utilize the 2012 Plan to grant long-term equity incentive compensation to employees, outside directors and consultants in a manner similar to the awards made under the 2005 Incentive Stock Option Plan and the SARs Plan.

Registration with SEC

The Company intends to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of shares under the 2012 Plan.

The Board unanimously recommends a vote “FOR” the approval of the 2012 Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

ITEM NO. 3 ON PROXY CARD

The Audit Committee selected the firm of Frost, PLLC of Little Rock, Arkansas, to serve as independent auditors for fiscal year 2013 and the Board of Directors recommends a vote FOR ratification of such appointment. There have been no controversies, disputes or differences of opinion with Frost, PLLC.

Frost, PLLC has extensive experience in serving the poultry and egg industries, and the Audit Committee felt they would be particularly responsive to our needs.

Representatives of Frost, PLLC will attend the annual meeting and will be available to respond to questions and make any statement they desire.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Frost, PLLC as Independent Auditors of the Company.

Fees

Fees paid to Frost, PLLC:

	FISCAL 2012		FISCAL 2011

Fee	Amount	% of Total	Amount	% of Total
Audit Fees	$219,206	92	$205,459	94
Audit Related Fees	$19,328	8	$14,264	6
Tax Fees	-0-	-0-	-0-	-0-
All Other Fees	-0-	-0-	-0-	-0-

All audit and any material non-audit services provided by the Company’s independent registered public accounting firm require pre-approval by the Audit Committee or its designee. 100% of the services for the fiscal year ended June 2, 2012, were pre-approved by the Audit Committee.

Audit fees include fees associated with the annual audit of the Company’s financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q. Audit-related fees principally included employee benefit plan audits in the fiscal year ended June 2, 2012.

SHAREHOLDER PROPOSALS

Shareholder proposals for the 2013 Annual Meeting must be received in writing by the Company no later than May 9, 2013, to be considered for inclusion in the Company’s proxy materials for the 2013 Annual Meeting, if needed. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207, Attention: Secretary. In order to prevent controversy about the date of receipt of a proposal, the Company strongly recommends that any shareholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.

OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.

Holders of common stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.

INCORPORATION BY REFERENCE

The accompanying Annual Report on Form 10-K contains the audited consolidated balance sheets of the Company at June 2, 2012, and May 28, 2011, and related consolidated statements of income, stockholder equity, and cash flows for fiscal years ended June 2, 2012, May 28, 2011, and May 29, 2010. Such financial statements are incorporated herein by reference.

By order of the Board of Directors,

Timothy A. Dawson Secretary

Jackson, Mississippi
September 6, 2012

APPENDIX A

REVISED CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF

CAL-MAINE FOODS, INC. AS OF JULY, 2010

Purpose

The purpose of the Audit Committee (“the Committee”) of the Board of Directors of Cal-Maine Foods, Inc. (“the Company”) is to assist the Board in carrying out its oversight responsibilities with respect to the Company’s financial reports and compliance obligations, annual independent audit of its financial statements and its internal financial and accounting controls.

Membership

The Committee will consist of not less than three independent members of the Board of Directors. Each Member of the Committee will meet the requirements of the Audit Committee Policy of NASDAQ and, accordingly, (i) will not be an officer or employee of the Company or its subsidiaries and will not have a relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (ii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise.

Responsibilities

The Committee’s oversight responsibilities will include the following:

1.
The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor. The Committee shall determine the compensation of the independent auditor, determine whether or not the independent auditor shall be retained and shall generally oversee the independent auditor in the performance of its duties and the relationship of such auditor with the Company and management of the Company.

2.
The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the internal auditor. The Committee shall determine the compensation of the internal auditor, determine whether or not the internal auditor shall be retained and shall generally oversee the internal auditor in the performance of its duties and the relationship of such auditor with the Company and management of the Company.

3.
The Committee will review, with management and the auditor, the audited financial statements to be included in the Company’s Annual Report on Form 10-K and review and consider with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 [Codification of Statements on Auditing Standards, AU Section 380, (“AU 380”)]) as in effect at that time.

4.
Either the whole Committee or the Chairperson of the Committee will review with management and the auditor the Company’s quarterly financial statements to be included in the Company’s Quarterly Reports on Form 10-Q and review with the auditor the matters required to be discussed by AU 380 as in effect at that time.

5.
The Committee will (i) review the annual written report from the auditor discussing all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1, superseded by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence (“Rule 3526”) as in effect at that time; (ii) discuss with the auditor any such disclosed relationships and their impact on the auditor’s independence; and (iii) recommend that the Board of Directors take appropriate action in response to the auditor’s report to satisfy itself of the auditor’s independence.

6.	The Committee will review the comments from the auditor in the auditor’s annual report to management and the Board relating to the Company’s accounting procedures and systems of internal controls.

7.	The Committee will review with management and the auditor compliance with laws, regulations and internal procedures and contingent liabilities and risks that may be material to the Company.

8.
The Committee will prepare a report each year for inclusion in the Company’s annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the auditor the matters required to be discussed by AU 380, (iii) the Committee received the written disclosures from the auditor required by Rule 3526, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

9.
The Committee shall adopt and maintain on a current basis a policy to encourage and facilitate free and open communication by employees of the Company with the Committee. The existence and content of such policy shall be communicated to the employees of the Company upon adoption and not less than annually thereafter.

10.	The Committee shall have the authority, at the expense of the Company, to engage independent counsel and other advisors as it deems necessary to carry out its duties.

11.
The Committee shall, at all times, perform its duties in compliance with the Sarbanes-Oxley Act. In any circumstance where the provisions of this Charter are in conflict with the dictates of the Sarbanes-Oxley Act or the listing and governance requirements established by NASDAQ, Sarbanes-Oxley and/or NASDAQ requirements shall control.

12.	The Committee shall take such steps as necessary for the Company to provide appropriate funding, as determined by the Committee, for the payment of:

(a)	Compensation to any registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attestation services for the Company;

(b)	Compensation for any advisors employed by the Committee; and

(c)	Ordinary administrative duties of the Committee that are necessary or appropriate in carrying out its functions.

The Committee will review the adequacy of this Charter on an annual basis.

APPENDIX B

Cal-Maine Foods, Inc.
2012 Omnibus Long-Term Incentive Plan

ARTICLE 1. INTRODUCTION.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares or Stock Units.

The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. No Awards under the Plan may be granted prior to receipt of stockholder approval of the Plan.

ARTICLE 2. DEFINITIONS.

2.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

2.2 "Award" means an award of Options, SARs, Restricted Shares or Stock Units.

2.3 "Board" means the Company's Board of Directors, as constituted from time to time.

2.4 "Cause" means:

(a) An unauthorized use or disclosure by the Participant of the Company's confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(b) A material breach by the Participant of any agreement between the Participant and the Company;

(c) A material failure by the Participant to comply with the Company's written policies or rules;

(d) The Participant's conviction of, or plea of "guilty" or "no contest" to, a felony under the laws of the United States or any State thereof;

(e) The Participant's gross negligence or willful misconduct in connection with his or her performance of services for the Company or an Affiliate;

(f) A continuing failure by the Participant to perform assigned duties after receiving written notification of such failure from the Board; or

(g) A failure by the Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Participant's cooperation.

2.5 "Change in Control" means:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b) The sale, transfer or other disposition of all or substantially all of the Company's assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of common stock immediately prior to such transaction;

(c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

(i) Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the "Original Directors"), (in the event Code Section 409A is applicable, “12 months” will be substituted for “24 months”); or

(ii) Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or

(d) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction. Notwithstanding Section 2.5(d) above, any transfer of securities of the Company to Fred R. Adams, Jr. and/or members of his immediate family shall not constitute a Change in Control. “Immediate family” shall mean Fred R. Adams, Jr.’s spouse, his natural children, his sons-in-law or his grandchildren.

2.6 "Code" means the Internal Revenue Code of 1986, as amended.

2.7 "Committee" means the Long-Term Incentive Plan Committee of the Board, as further described in Article 3.

2.8 "Common Share" means one share of the common stock of the Company.

2.9 "Company" means Cal-Maine Foods, Inc., a Delaware corporation.

2.10 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

2.11 "Corporate Transaction" has the same meaning as set forth in Section 2.5 above (which defines "Change in Control"), except that the last sentence of such Section shall not be given effect.

2.12 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.14 "Exercise Price" in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

2.15 "Fair Market Value" of a Common Share as of any particular date means,

(a) if the Common Shares are traded on a stock exchange,

(i) and if the Common Shares are traded on that date, the closing sale price of a Common Share on that date; or

(ii) and if the Common Shares are not traded on that date, the closing sale price of a Common Share on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Common Shares are traded; or

(b) if the Common Shares are traded in the over-the-counter market,

(i) and if the Common Shares are traded on that date, the average between the high bid and low asked price on that date; or

(ii) and if the Common Shares are not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Common Shares are not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a Common Share at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

2.16 "Involuntary Termination" means the termination of the Participant's Service by reason of:

(a) The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause;

(b) The voluntary resignation of the Participant following (i) a material adverse change in his or her authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 30 miles as a result of which his or her commute increase by at least 30 miles; or

(c) Any other reason approved by the Committee.

2.17 "ISO" means an incentive stock option described in Section 422(b) of the Code.

2.18 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

2.19 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

2.20 "Optionee" means an individual or estate holding an Option or SAR.

2.21 "Outside Director" means a member of the Board who is not an Employee.

2.22 "Own", "Owned", "Owner," "Ownership" a person or entity will be deemed to “Own,” to have “Owned,”, to be the “Owner” of, or to have acquired “Ownership” of securities if such person or entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities. For this purpose, an entity means a corporation, partnership, limited liability company or other entity.

2.23 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

2.24 "Participant" means an individual or estate holding an Award.

2.25 "Performance Goal" means a goal established by the Committee for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Performance Goals may be established either on a Company-wide basis or with respect to one or more business units, divisions, Subsidiaries, Affiliates or business segments and either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. To the extent consistent with Section 162(m) of the Code, at the time the performance goals are set, the Committee may provide that one or more objectively determinable adjustments may be made to one or more of the performance goals. Such adjustments may include, but are not limited to one or more of the following events under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings or (g) statutory adjustments to corporate tax rates.

2.26 "Performance Period" means a period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to an Award of Restricted Shares or Stock Units that vests on the basis of performance. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

2.27 "Plan" means this Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan, as amended from time to time.

2.28 "Restricted Share" means a Common Share awarded under the Plan.

2.29 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

2.30 "SAR" means a stock appreciation right granted under the Plan.

2.31 "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

2.32 "Service" means service as an Employee, Outside Director or Consultant.

2.33 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

2.34 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

2.35 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

2.36 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

2.37 "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

ARTICLE 3. ADMINISTRATION.

3.1 Committee Composition. The Long-Term Incentive Plan Committee of the Board shall administer the Plan. The Committee shall consist exclusively of two or more members of the Board, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:

(a) Any listing standards prescribed by the principal securities market on which the Company's equity securities are traded;

(b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code;

(c) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(d) Any other requirements imposed by applicable law, regulations or rules.

3.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine to what extent any Performance Goals have been attained, (d) interpret the Plan, (e) make all other decisions relating to the operation of the Plan and (f) carry out any other duties delegated to it by the Board under the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

3.3 Non-Officer Grants. The Board (or the Committee if the Board has delegated to it authority to further delegate its responsibilities) may delegate its authority to administer the Plan to an additional committee of the Board, composed of one or more directors of the Company, or to the extent permitted by applicable law one or more officers of the Company. The members of such additional committee need not satisfy the requirements of Section 3.1. Such committee or individual(s) may (a) administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under Section 16 of the Exchange Act, (b) grant Awards under the Plan to such Employees and Consultants and (c) subject to any limitations imposed under the terms of the authority delegated, determine all features and conditions of such Awards. Within the limitations of this Section 3.3, any reference in the Plan to the Committee shall, where the context requires, include any such individual(s) or additional committee to whom the Board has delegated the required authority under this Section 3.3.

ARTICLE 4. SHARES AVAILABLE FOR GRANTS.

4.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed (a) 500,000 plus (b) the additional Common Shares described in Section 4.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. Provided further, that a maximum of 500,000 Common Shares available under the Plan may be issued upon the exercise of ISOs. The limitations of this Section 4.1 and Section 4.2 shall be subject to adjustment pursuant to Article 12.

4.2 Shares Returned to Reserve. To the extent that Options, SARs or Stock Units are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 4.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 4.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

4.3 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 5. ELIGIBILITY.

5.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Section 422(c)(5) of the Code are satisfied.

5.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

ARTICLE 6. OPTIONS.

6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 12. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than 75,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her Service commences may pertain to a maximum of 100,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

6.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. Notwithstanding the above, a Ten Percent Stockholder will not be granted an ISO unless the Exercise Price of each Option is at least 110% of the Fair Market Value of a Common Share on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant. The preceding sentence shall not apply to Options granted pursuant to an assumption of, or substitution for, another option in a manner that would satisfy the requirements of Section 424(a) of the Code, whether or not such section is applicable.

6.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (5 years for a Ten Percent Stockholder). A Stock Option Agreement may provide for accelerated vesting and exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service.

6.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become vested and exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of vesting and exercisability shall not occur without the Optionee's written consent. In addition, acceleration of vesting and exercisability may be required under Section 12.3.

6.6 Death of Optionee. After an Optionee's death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee's death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

6.7 Modification or Assumption of Options. Within the limitations of the Plan and with prior stockholder approval, the Committee may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

6.8 Buyout Provisions. With prior stockholder approval, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

6.9 Tax Considerations Related to Option Modifications. Notwithstanding anything to the contrary in Section 6.7 or 6.8, in no event shall a modification of an Option otherwise permitted or consented to under the terms of the Plan be given effect if such modification would cause the Option to become a stock right subject to Code Section 409A (where such Option had not previously been so subject) unless the parties explicitly acknowledge and consent to the modification as one having that effect.

6.10 ISO Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and Affiliates or Subsidiaries exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing ISOs, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as NSOs, notwithstanding any contrary provision of the applicable Option Agreement(s).

ARTICLE 7. PAYMENT FOR OPTION SHARES.

7.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may (a) accept payment of the Exercise Price in any other form(s) described in this Article 7 and (b) to prohibit the use of any method of consideration otherwise permitted under the Stock Option Agreement as long as such prohibition does not render the Optionee unable to exercise an otherwise exercisable Option. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price only with a form of consideration permitted under Section 13(k) of the Exchange Act.

7.2 Surrender of Stock. With the Committee's consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

7.3 Exercise/Sale. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

7.4 Other Forms of Payment. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form of consideration (including through delivery of a full-recourse promissory note) that is consistent with applicable laws, regulations and rules. With the Committee’s consent, other permitted forms of payment are as follows:

(a)           pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceed;

(b)           If an option is an NSO, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(c)           in any form of legal consideration that may be acceptable to the Committee and specified in the applicable Option Agreement.

ARTICLE 8. STOCK APPRECIATION RIGHTS.

8.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

8.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 12. SARs granted to an Optionee in a single calendar year shall in no event pertain to more than 75,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her Service commences may pertain to a maximum of 100,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

8.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to SARs granted pursuant to an assumption of, or substitution for, another SAR in a manner that would satisfy the requirements of Section 424(a) of the Code if such section were applicable.

8.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated vesting and exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. A SAR granted under the Plan may provide that it will be vested and exercisable only in the event of a Change in Control.

8.5 Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become vested and exercisable as to all or part of the Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting and exercisability may be required under Section 12.3.

8.6 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

8.7 Death of Optionee. After an Optionee's death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee's death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee may be exercised by his or her estate.

8.8 Modification or Assumption of SARs. Within the limitations of the Plan and with prior stockholder approval, the Committee may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

8.9 Tax Considerations Related to SAR Modifications. Notwithstanding anything to the contrary in Section 8.8, in no event shall a modification of a SAR otherwise permitted or consented to under the terms of the Plan be given effect if such modification would cause the SAR to become a stock right subject to Code Section 409A (where such SAR had not previously been so subject) unless the parties explicitly acknowledge and consent to the modification as one having that effect.

ARTICLE 9. RESTRICTED SHARES.

9.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

9.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, past services and future services, and such other methods of payment as are permitted under applicable law. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by Section 13(k) of the Exchange Act. Within the limitations of the Plan and with prior stockholder approval, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.

9.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Committee's discretion, may include one or more Performance Goals. In no event shall more than 50,000 Restricted Shares that are intended to qualify for Section 162(m)’s performance-based exception be granted to any Participant in a single fiscal year of the Company. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability, retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

9.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

9.5 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 10. STOCK UNITS.

10.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

10.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

10.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Committee's discretion, may include one or more Performance Goals. In no event shall more than 50,000 Stock Units that are intended to qualify for Section 162(m)’s performance-based exception to granted to any Participant in a single fiscal year of the Company. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability, retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 12.3.

10.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

10.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in a lump sum. The distribution shall occur when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed. Payment under a Stock Unit Agreement shall be made at such time as is specified in the Stock Unit Agreement. The Stock Unit Agreement shall specify that the payment will be made by a date that is no later than the date that is two and one-half (2 ½) months after the end of the calendar year in which the Stock Unit Award is no longer subject to a “substantial risk of forfeiture,” as that term is defined in Code Section 409A.

10.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

10.7 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 11. OTHER AWARDS.

11.1 Awards under Other Plans. The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Share shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 4.

ARTICLE 12. PROTECTION AGAINST DILUTION.

12.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

(a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 4;

(b) The limitations set forth in Sections 6.2, 8.2, 9.3 and 10.3;

(c) The number of Common Shares covered by each outstanding Option and SAR;

(d) The Exercise Price under each outstanding Option and SAR and the repurchase price, if any, applicable to Restricted Shares; or

(e) The number of Stock Units included in any prior Award that has not yet been settled.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 12, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

12.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

12.3 Reorganizations. In the event that the Company is party to a Corporate Transaction, all outstanding Awards shall be subject to the definitive transaction agreement. Such agreement shall provide for one or more of the following:

(a) The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

(b) The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with Section 409A of the Code, if applicable, and with Section 424(a) of the Code for any Options that are ISOs.

(c) The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with Section 409A of the Code, if applicable, and with Section 424(a) of the Code for any Options that are ISOs.

(d) The cancellation of such outstanding Options and SARs. The Optionees shall be able to exercise vested Options and SARs during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of such transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of the transaction.

(e) The cancellation of vested outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs as of the closing date of the transaction over (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be canceled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. Notwithstanding the above, vested ISOs may be assumed by the surviving corporation or its parent instead of being canceled as long as Section 424(a) of the Code is met.

(f) The cancellation of outstanding vested Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units as of the earliest of the closing date of the transaction or a date that is not later than the date that is two and one-half (2 ½) months after the end of the calendar year of vesting. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment shall be made in a lump sum. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

ARTICLE 13. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

13.1 Effective Date. No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.

13.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.

13.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 14. LIMITATION ON RIGHTS.

14.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

14.2 Stockholders' Rights. Except as set forth in Section 9.4 or Section 10.4 above, Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

14.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 15. TAXES.

15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

15.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. This Section 15.2 shall apply only to the minimum extent required by applicable tax laws.

15.3 Section 409A Matters. Unless otherwise expressly set forth in an Award agreement, it is intended that Awards granted under the Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of Awards and of the Plan shall be interpreted consistently with this intent. To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A of the Internal Revenue Code, the Agreement evidencing such Award will incorporate the terms and conditions required by Section 409A of the Internal Revenue Code. To the extent applicable, the Plan and Agreement will be interpreted in accordance with Section 409A of the Internal Revenue Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Internal Revenue Code, the Committee may adopt such amendments to the Plan and/or the applicable Agreement or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application Section 409A of the Internal Revenue Code or (ii) comply with the requirements of Section 409A of the Internal Revenue Code. Notwithstanding anything to the contrary in this Plan (or any Award Agreement), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that it determined to be “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6)months following the date of such Participant’s “separation of service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred with be paid in a lump sum on the day after such six (6) month period elapses.

ARTICLE 16. LIMITATION ON PAYMENTS.

16.1 Scope of Limitation. This Article 16 shall apply to an Award only if:

(a) The independent auditors selected for this purpose by the Committee (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Section 4999 of the Code), will be greater after the application of this Article 16 than it was before the application of this Article 16; or

(b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 16 (regardless of the after-tax value of such Award to the Participant).

If this Article 16 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

16.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 16, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

16.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount. If none of the payments are subject to Code Section 409A, the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, or if any Payment is subject to Code Section 409A, the reduction will occur in the following order: (i) cancellation of acceleration of vesting of any equity Awards for which the exercise price (if any) exceeds the then-Fair Market Value of the underlying equity; (ii) reduction of cash payments (with such reduction being applied to the payments in the reverse order in which they would otherwise be made (that is, later payments will be reduced before earlier payments )); and(iii) cancellation of acceleration of vesting of equity Awards not covered under (i) above; provided, however, that in the event that acceleration of vesting of equity Awards is to be canceled, such acceleration of vesting will be canceled in the reverse order of the date of grant of such equity Awards (that is, later equity Awards will be canceled before earlier equity awards). If two or more equity Awards are granted on the same date, each Award will be reduced on a pro-rata basis. For purposes of this Article 16, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 16 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

16.4 Overpayments and Underpayments. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

16.5 Related Corporations. For purposes of this Article 16, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 17. FUTURE OF THE PLAN.

17.1 Term of the Plan. The Plan, as set forth herein, shall become effective on October 5, 2012. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Section 17.2 or (b) the 10th anniversary of the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company.

17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

17.3 Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. Any such amendment requiring stockholder approval will be submitted to the Company’s stockholders within twelve (12) months after adoption by the Board. Subject to such stockholder approval, any such amendment shall be effective as of the date adopted by the Board. In addition, Section 162(m) of the Code may require that the Company's stockholders approve the performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company's stockholders previously approved such criteria.

ARTICLE 18. MISCELLANEOUS

18.1 Unfunded Plan/No Establishment of a Trust Fund. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Participant under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

18.2 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

18.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.4 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

18.5 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Directors or Consultants.

18.6 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

18.7 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Common Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. All grants and awards under the Plan are subject to the condition subsequent that an appropriate Agreement be signed by the parties.

18.8 Regulatory Approval and Listings. The Company shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following approval of the Plan by the stockholders of the Company as provided in Article I, and keep continuously effective, a Registration Statement on Form S-8 with respect to Common Shares subject to Awards.

18.9 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Common Shares issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Common Shares under any applicable national or state law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.10 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained.

18.11 Investment Representations. The Committee may require any person receiving Common Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Common Shares for investment and without any present intention to sell or distribute such Common Shares.

18.12 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted in Jackson, Mississippi, pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

18.13 No Fractional Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be forfeited or otherwise eliminated.

18.14 Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.

18.15 Transferability of Awards. Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an ISO, pursuant to a qualified domestic relations order and, except as provided above, during the life of the Participant, shall be exercisable only by the Participant.

18.16 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

18.17 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Mississippi, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Mississippi, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

Appendix A
Performance Criteria

The Committee may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance:

●	Earnings (before or after taxes)
●	Earnings per share
●	Earnings before interest, taxes and depreciation
●	Earnings before interest, taxes, depreciation and amortization
●	Total stockholder return
●	Return on equity or average stockholders’ equity
●	Return on assets, investment or capital employed
●	Operating income
●	Gross margin
●	Operating margin
●	Margin per dozen
●	Net operating income
●	Net operating income after tax
●	Income per dozen
●	Return on operating revenue
●	Sales or revenue
●	Expense or cost reduction
●	Working capital
●	Economic value added (or an equivalent metric)
●	Market share
●	Cash flow
●	Operating cash flow
●	Cash flow per share
●	Share price
●	Debt reduction
●	Customer satisfaction
●	Stockholders’ equity
●	Contract awards or backlog
●	To the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Committee

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:

☐ Mark here to vote **FOR** all nominees

☐ Mark here to **WITHHOLD** vote from all nominees

☐ To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

01 - Adolphus B. Baker ______	02 - Timothy A. Dawson ______	03 - Letitia C. Hughes ______
04 - Sherman Miller ______	05 - James E. Poole ______	06 - Steve W. Sanders ______

Please refer to the Proxy Statement for a discussion of cumulative voting.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Sign your name exactly as it appears on the label. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When shares are held jointly, both stockholders must sign this proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 1 4 2 7 8 0 1

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CAL-MAINE FOODS, INC

COMMON PROXY

THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

The undersigned hereby appoints Adolphus B. Baker and Timothy A. Dawson, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held of record by the undersigned on August 17, 2012, at the Annual Meeting of Stockholders of the Company, to be held on October 5, 2012, and at any adjournment thereof, with all powers the undersigned would possess if personally present.

When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED, FOR THE APPROVAL OF THE CAL-MAINE FOODS, INC. 2012 OMNIBUS LONG-TERM INCENTIVE PLAN, AND FOR RATIFICATION OF THE APPOINTMENT OF FROST, PLLC. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

IMPORTANT ANNUAL MEETING INFORMATION

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 3
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Voting Instructions – CAL-MAINE FOODS, INC. KSOP VOTING INSTRUCTIONS

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

01 - Adolphus B. Baker _______ 02 - Timothy A. Dawson _______ 03 - Letitia C. Hughes _______
04 - Sherman Miller _______ 05 - James E. Poole _______ 06 - Steve W. Sanders _______

Please refer to the Proxy Statement for a discussion of cumulative voting.

4. In their discretion, the Administrative Committee is authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the Administrative Committee may vote for any person for director in their discretion.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Sign your name exactly as it appears on the label. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When shares are held jointly, both stockholders must sign this proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT

1 U P X 1 4 2 7 8 0 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instructions — CAL-MAINE FOODS, INC

KSOP VOTING INSTRUCTIONS

VOTING DIRECTIONS TO THE ADMINISTRATIVE COMMITTEE OF THE CAL-MAINE FOODS, INC. KSOP

The undersigned hereby directs the Administrative Committee of the Cal-Maine Foods, Inc. KSOP to instruct the Trustee of the KSOP to vote the undersigned's shares of the Common Stock of Cal-Maine Foods, Inc. in the undersigned's account in the Cal-Maine Foods, Inc. KSOP held by the undersigned on August 17, 2012, at the Annual Meeting of Stockholders of the Company, to be held on October 5, 2012, and at any adjournment thereof, with all powers the undersigned would possess if personally present.